ATTACHMENT I

                       NOTICE TO REGISTERED SHAREHOLDERS

                                                         December 18, 1998
  ----------------------------------------------------------------------------
                        **IMMEDIATE ATTENTION REQUIRED**

                         SPECIAL MEETING OF SHAREHOLDERS
                                  ADJOURNED TO
                                DECEMBER 30, 1998
 -----------------------------------------------------------------------------

Dear Shareholder:

The Special Meeting of Shareholders scheduled for December 18, 1998 has been adjourned to December 30, 1998 at 3:00 p.m. The proposal to approve an Agreement and Plan of reorganization for the Funds, which requires an unusually high majority vote, has been overwhelmingly approved by those who have voted thus far. To date, more than 80% of the shares voted have been in favor of the transaction. In order to conclude voting, we must receive your vote by Wednesday, December 30, 1998.

We are contacting you again to ask that you take a few moments and vote your shares. Enclosed you will find a new proxy card. For your convenience, we have three easy methods by which to vote your shares:

1.   By Phone:   Call the toll-free telephone number referenced
                 on your ballot, 1-800-690-6903, and follow the simple instructions.

2.   By Internet: www.proxyvote.com

3.   By Mail:   Return your  executed  proxy ballot in the enclosed  postage paid  envelope.  Please utilize this option only if methods 1and
                2 are unavailable, as we may not receive your proxy by mail by December 30, 1998.

            YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

Shareholders of the Funds are being asked to approve this proposal, which is described in detail in the Proxy Statement, which was sent to you in an earlier mailing. This proposal has been carefully reviewed by the Funds' Board of Directors, who believe the proposal is in the best interests of the shareholders, and recommend you vote FOR such proposal.

We urge you to exercise your right as a shareholder by voting promptly. Thank you in advance for your immediate attention to this important initiative for your Fund.

Sincerely yours,

Jean-Marie Eveillard
President and Director

                                  ATTACHMENT II

                       NOTICE TO BENEFICIAL SHAREHOLDERS

                                                         December 18, 1998
  ----------------------------------------------------------------------------
                        **IMMEDIATE ATTENTION REQUIRED**

                         SPECIAL MEETING OF SHAREHOLDERS
                                  ADJOURNED TO
                                DECEMBER 30, 1998
 -----------------------------------------------------------------------------

Dear Shareholder:

The Special Meeting of Shareholders scheduled for December 18, 1998 has been adjourned to December 30, 1998 at 3:00 p.m. The proposal to approve an Agreement and Plan of reorganization for the Funds, which requires an unusually high majority vote, has been overwhelmingly approved by those who have voted thus far. To date, more than 80% of the shares voted have been in favor of the transaction. In order to conclude voting, we must receive your vote by Wednesday, December 30, 1998.

We are contacting you again to ask that you take a few moments and vote your shares. Enclosed you will find a new proxy card. For your convenience, we have three easy methods by which to vote your shares:

1.   By Phone:   Call the toll-free telephone number referenced
                 on your ballot, 1-800-454-8683, and follow the simple instructions.

2.   By Internet: www.proxyvote.com

3.   By Mail:   Return your  executed  proxy ballot in the enclosed  postage paid  envelope.  Please utilize this option only if methods 1and
                2 are unavailable, as we may not receive your proxy by mail by December 30, 1998.

            YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

Shareholders of the Funds are being asked to approve this proposal, which is described in detail in the Proxy Statement, which was sent to you in an earlier mailing. This proposal has been carefully reviewed by the Funds' Board of Directors, who believe the proposal is in the best interests of the shareholders, and recommend you vote FOR such proposal.

We urge you to exercise your right as a shareholder by voting promptly. Thank you in advance for your immediate attention to this important initiative for your Fund.

Sincerely yours,

Jean-Marie Eveillard
President and Director